                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 22, 2002


                               OmniSky Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            000-31471                                    77-0516363
------------------------------------        ------------------------------------
    (Commission File Number)                (IRS Employer Identification Number)



                     One Market Street, Steuart Tower, Suite 600
                         San Francisco, California 94105
             ------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (415) 764-2200
             ------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On January 22, 2002, OmniSky Corporation issued a press release announcing that it sold substantially all of its assets to EarthLink, Inc., including its subscriber base, all of its intellectual property rights and key network assets, pursuant to the Asset Purchase Agreement by and among the parties, dated as of December 6, 2001, and an order approving the transaction issued by the United States Bankruptcy Court for the Northern District of California in San Francisco, California on January 16, 2002. The press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 5.      OTHER EVENTS.

             On January 22, 2002, OmniSky Corporation, OmniSky International, LLC, Norway Acquisition Corporation and NomadIQ, Inc., debtors-in-possession, in chapter 11 case nos. 01-33125-SFM-11 (Lead Case), 01-33126-SMF-11,
01-33127-SFM-11 and 01-33128-SFM-11 (Jointly Administered), filed a monthly operating report for the month of December 2001 with the United States Bankruptcy Court for the Northern District of California in San Francisco, California, a copy of which is filed herewith as Exhibit 99.2 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

      Exhibit
      Number                             Description
--------------------------------------------------------------------------------
        99.1    OmniSky Corporation Press Release issued January 22, 2002.

        99.2    Chapter 11 Monthly Operating Report for December 2001 filed on
                January 22, 2002 by OmniSky Corporation, OmniSky International,
                LLC, Norway Acquisition Corporation and NomadIQ, Inc., debtors-in-possession, in chapter 11 case nos. 01-33125-SFM-11
                (Lead Case), 01-33126-SMF-11, 01-33127-SFM-11 and
                01-33128-SFM-11 (Jointly Administered) with the United States
                Bankruptcy Court for the Northern District of California in San
                Francisco, California.



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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 24, 2002              OMNISKY CORPORATION


                                   By: /s/ Patrick S. McVeigh
                                       -----------------------------------------

                                   Name: Patrick S. McVeigh
                                         ---------------------------------------

                                   Title: Chief Executive Officer
                                          --------------------------------------


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



                                  EXHIBIT INDEX


      Exhibit
      Number                         Description
--------------------------------------------------------------------------------
        99.1    OmniSky Corporation Press Release issued January 22, 2002.

        99.2    Chapter 11 Monthly Operating Report for December 2001 filed on
                January 22, 2002 by OmniSky Corporation, OmniSky International,
                LLC, Norway Acquisition Corporation and NomadIQ, Inc., debtors-in-possession, in chapter 11 case nos. 01-33125-SFM-11
                (Lead Case), 01-33126-SMF-11, 01-33127-SFM-11 and
                01-33128-SFM-11 (Jointly Administered) with the United States
                Bankruptcy Court for the Northern District of California in San
                Francisco, California.




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